Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Fourth Quarter 2019

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Annual Report on Form 10-K for the period ended December 31, 2019 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2019 Q4 vs.		Year Ended December 31,
(Dollars in millions, except per share data and as noted)	2019	2019	2019	2019	2018	2019	2018			2019 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2019	2018	2018
Income Statement
Net interest income	$6,066	$5,737	$5,746	$5,791	$5,820	6%	4%	$23,340	$22,875	2%
Non-interest income	1,361	1,222	1,378	1,292	1,193	11	14	5,253	5,201	1
Total net revenue(1)	7,427	6,959	7,124	7,083	7,013	7	6	28,593	28,076	2
Provision for credit losses	1,818	1,383	1,342	1,693	1,638	31	11	6,236	5,856	6
Non-interest expense:
Marketing	710	501	546	517	831	42	(15)	2,274	2,174	5
Operating expense	3,451	3,371	3,233	3,154	3,301	2	5	13,209	12,728	4
Total non-interest expense	4,161	3,872	3,779	3,671	4,132	7	1	15,483	14,902	4
Income from continuing operations before income taxes	1,448	1,704	2,003	1,719	1,243	(15)	16	6,874	7,318	(6)
Income tax provision (benefit)	270	375	387	309	(21)	(28)	**	1,341	1,293	4
Income from continuing operations, net of tax	1,178	1,329	1,616	1,410	1,264	(11)	(7)	5,533	6,025	(8)
Income (loss) from discontinued operations, net of tax	(2)	4	9	2	(3)	**	(33)	13	(10)	**
Net income	1,176	1,333	1,625	1,412	1,261	(12)	(7)	5,546	6,015	(8)
Dividends and undistributed earnings allocated to participating securities(2)	(7)	(10)	(12)	(12)	(9)	(30)	(22)	(41)	(40)	3
Preferred stock dividends	(97)	(53)	(80)	(52)	(80)	83	21	(282)	(265)	6
Issuance cost for redeemed preferred stock(3)	(31)	—	—	—	—	**	**	(31)	—	**
Net income available to common stockholders	$1,041	$1,270	$1,533	$1,348	$1,172	(18)	(11)	$5,192	$5,710	(9)
Common Share Statistics
Basic earnings per common share:(2)
Net income from continuing operations	$2.26	$2.70	$3.24	$2.87	$2.50	(16)%	(10)%	$11.07	$11.92	(7)%
Income (loss) from discontinued operations	—	0.01	0.02	—	(0.01)	**	**	0.03	(0.02)	**
Net income per basic common share	$2.26	$2.71	$3.26	$2.87	$2.49	(17)	(9)	$11.10	$11.90	(7)
Diluted earnings per common share:(2)
Net income from continuing operations	$2.25	$2.68	$3.22	$2.86	$2.49	(16)	(10)	$11.02	$11.84	(7)
Income (loss) from discontinued operations	—	0.01	0.02	—	(0.01)	**	**	0.03	(0.02)	**
Net income per diluted common share	$2.25	$2.69	$3.24	$2.86	$2.48	(16)	(9)	$11.05	$11.82	(7)
Weighted-average common shares outstanding (in millions):
Basic	460.9	469.5	470.8	469.4	470.0	(2)	(2)	467.6	479.9	(3)
Diluted	463.4	471.8	473.0	471.6	472.7	(2)	(2)	469.9	483.1	(3)
Common shares outstanding (period-end, in millions)	456.6	465.7	470.3	469.6	467.7	(2)	(2)	456.6	467.7	(2)
Dividends declared and paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$1.60	$1.60	—
Tangible book value per common share (period-end)(4)	83.72	80.46	77.65	72.86	69.20	4	21	83.72	69.20	21

						2019 Q4 vs.		Year Ended December 31,
(Dollars in millions)	2019	2019	2019	2019	2018	2019	2018			2019 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2019	2018	2018
Balance Sheet (Period-End)
Loans held for investment	$265,809	$249,355	$244,460	$240,273	$245,899	7%	8%	$265,809	$245,899	8%
Interest-earning assets	355,202	344,643	339,160	340,071	341,293	3	4	355,202	341,293	4
Total assets	390,365	378,810	373,619	373,191	372,538	3	5	390,365	372,538	5
Interest-bearing deposits	239,209	234,084	231,161	230,199	226,281	2	6	239,209	226,281	6
Total deposits	262,697	257,148	254,535	255,107	249,764	2	5	262,697	249,764	5
Borrowings	55,697	50,149	49,233	50,358	58,905	11	(5)	55,697	58,905	(5)
Common equity	53,157	52,412	51,406	49,120	47,307	1	12	53,157	47,307	12
Total stockholders’ equity	58,011	58,235	55,767	53,481	51,668	—	12	58,011	51,668	12
Balance Sheet (Average Balances)
Loans held for investment	$258,870	$246,147	$242,653	$241,959	$241,371	5%	7%	$247,450	$242,118	2%
Interest-earning assets	349,150	340,949	338,026	337,793	334,714	2	4	341,510	332,738	3
Total assets	383,162	374,905	371,095	370,394	365,243	2	5	374,924	363,036	3
Interest-bearing deposits	236,250	232,063	230,452	227,572	222,827	2	6	231,609	221,760	4
Total deposits	260,040	255,082	253,634	251,410	247,663	2	5	255,065	247,117	3
Borrowings	51,442	49,413	49,982	53,055	53,994	4	(5)	50,965	53,144	(4)
Common equity	52,641	52,566	50,209	48,359	46,753	—	13	50,960	45,831	11
Total stockholders’ equity	58,148	57,245	54,570	52,720	51,114	2	14	55,690	50,192	11

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2019 Q4 vs.				Year Ended December 31,
(Dollars in millions, except as noted)	2019	2019	2019	2019	2018	2019		2018				2019 vs.
	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2019	2018	2018
Performance Metrics
Net interest income growth (period over period)	6%	—	(1)%	—	1%	**		**		2%	2%	**
Non-interest income growth (period over period)	11	(11)%	7	8%	1	**		**		1	9	**
Total net revenue growth (period over period)	7	(2)	1	1	1	**		**		2	3	**
Total net revenue margin(5)	8.51	8.16	8.43	8.39	8.38	35	bps	13	bps	8.37	8.44	(7	)bps
Net interest margin(6)	6.95	6.73	6.80	6.86	6.96	22		(1)		6.83	6.87	(4)
Return on average assets	1.23	1.42	1.74	1.52	1.38	(19)		(15)		1.48	1.66	(18)
Return on average tangible assets(7)	1.28	1.48	1.82	1.59	1.44	(20)		(16)		1.54	1.73	(19)
Return on average common equity(8)	7.93	9.63	12.14	11.13	10.05	(170)		(212)		10.16	12.48	(232)
Return on average tangible common equity(9)	11.07	13.45	17.26	16.11	14.78	(238)		(371)		14.37	18.56	(419)
Non-interest expense as a percentage of average loans held for investment	6.43	6.29	6.23	6.07	6.85	14		(42)		6.26	6.15	11
Efficiency ratio(10)	56.03	55.64	53.05	51.83	58.92	39		(289)		54.15	53.08	107
Operating efficiency ratio(11)	46.47	48.44	45.38	44.53	47.07	(197)		(60)		46.20	45.33	87
Effective income tax rate for continuing operations	18.6	22.0	19.3	18.0	(1.7)	(340)		**		19.5	17.7	180
Employees (period-end, in thousands)	51.9	52.1	50.7	48.8	47.6	—		9%		51.9	47.6	9%
Credit Quality Metrics
Allowance for loan and lease losses	$7,208	$7,037	$7,133	$7,313	$7,220	2%		—		$7,208	$7,220	—
Allowance as a percentage of loans held for investment	2.71%	2.82%	2.92%	3.04%	2.94%	(11	)bps	(23	)bps	2.71%	2.94%	(23	)bps
Net charge-offs	$1,683	$1,462	$1,508	$1,599	$1,610	15%		5%		$6,252	$6,112	2%
Net charge-off rate(12)	2.60%	2.38%	2.48%	2.64%	2.67%	22	bps	(7	)bps	2.53%	2.52%	1	bps
30+ day performing delinquency rate	3.51	3.28	3.15	3.23	3.62	23		(11)		3.51	3.62	(11)
30+ day delinquency rate	3.74	3.51	3.35	3.40	3.84	23		(10)		3.74	3.84	(10)
Capital Ratios(13)
Common equity Tier 1 capital	12.2%	12.5%	12.3%	11.9%	11.2%	(30	)bps	100	bps	12.2%	11.2%	100	bps
Tier 1 capital	13.7	14.4	13.8	13.4	12.7	(70)		100		13.7	12.7	100
Total capital	16.1	16.8	16.2	15.8	15.1	(70)		100		16.1	15.1	100
Tier 1 leverage	11.7	11.9	11.4	11.0	10.7	(20)		100		11.7	10.7	100
Tangible common equity (“TCE”)(14)	10.2	10.3	10.2	9.6	9.1	(10)		110		10.2	9.1	110

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2019 Q4 vs.		Year Ended December 31,
	2019	2019	2019	2019	2018	2019	2018			2019 vs.
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2019	2018	2018
Interest income:
Loans, including loans held for sale	$6,682	$6,429	$6,383	$6,368	$6,358	4%	5%	$25,862	$24,728	5%
Investment securities	544	583	629	655	627	(7)	(13)	2,411	2,211	9
Other	44	63	64	69	63	(30)	(30)	240	237	1
Total interest income	7,270	7,075	7,076	7,092	7,048	3	3	28,513	27,176	5
Interest expense:
Deposits	832	901	870	817	756	(8)	10	3,420	2,598	32
Securitized debt obligations	118	123	139	143	138	(4)	(14)	523	496	5
Senior and subordinated notes	236	299	310	314	297	(21)	(21)	1,159	1,125	3
Other borrowings	18	15	11	27	37	20	(51)	71	82	(13)
Total interest expense	1,204	1,338	1,330	1,301	1,228	(10)	(2)	5,173	4,301	20
Net interest income	6,066	5,737	5,746	5,791	5,820	6	4	23,340	22,875	2
Provision for credit losses	1,818	1,383	1,342	1,693	1,638	31	11	6,236	5,856	6
Net interest income after provision for credit losses	4,248	4,354	4,404	4,098	4,182	(2)	2	17,104	17,019	—
Non-interest income:
Interchange fees, net	811	790	820	758	743	3	9	3,179	2,823	13
Service charges and other customer-related fees	342	283	352	353	352	21	(3)	1,330	1,585	(16)
Net securities gains (losses)	(18)	5	15	24	(20)	**	(10)	26	(209)	**
Other	226	144	191	157	118	57	92	718	1,002	(28)
Total non-interest income	1,361	1,222	1,378	1,292	1,193	11	14	5,253	5,201	1
Non-interest expense:
Salaries and associate benefits	1,652	1,605	1,558	1,573	1,345	3	23	6,388	5,727	12
Occupancy and equipment	565	519	521	493	610	9	(7)	2,098	2,118	(1)
Marketing	710	501	546	517	831	42	(15)	2,274	2,174	5
Professional services	318	314	314	291	426	1	(25)	1,237	1,145	8
Communications and data processing	346	312	329	303	326	11	6	1,290	1,260	2
Amortization of intangibles	28	25	29	30	43	12	(35)	112	174	(36)
Other(15)	542	596	482	464	551	(9)	(2)	2,084	2,304	(10)
Total non-interest expense	4,161	3,872	3,779	3,671	4,132	7	1	15,483	14,902	4
Income from continuing operations before income taxes	1,448	1,704	2,003	1,719	1,243	(15)	16	6,874	7,318	(6)
Income tax provision (benefit)	270	375	387	309	(21)	(28)	**	1,341	1,293	4
Income from continuing operations, net of tax	1,178	1,329	1,616	1,410	1,264	(11)	(7)	5,533	6,025	(8)
Income (loss) from discontinued operations, net of tax	(2)	4	9	2	(3)	**	(33)	13	(10)	**
Net income	1,176	1,333	1,625	1,412	1,261	(12)	(7)	5,546	6,015	(8)
Dividends and undistributed earnings allocated to participating securities(2)	(7)	(10)	(12)	(12)	(9)	(30)	(22)	(41)	(40)	3
Preferred stock dividends	(97)	(53)	(80)	(52)	(80)	83	21	(282)	(265)	6
Issuance cost for redeemed preferred stock(3)	(31)	—	—	—	—	**	**	(31)	—	**
Net income available to common stockholders	$1,041	$1,270	$1,533	$1,348	$1,172	(18)	(11)	$5,192	$5,710	(9)

						2019 Q4 vs.		Year Ended December 31,
	2019	2019	2019	2019	2018	2019	2018			2019 vs.
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2019	2018	2018
Basic earnings per common share:(2)
Net income from continuing operations	$2.26	$2.70	$3.24	$2.87	$2.50	(16)%	(10)%	$11.07	$11.92	(7)%
Income (loss) from discontinued operations	—	0.01	0.02	—	(0.01)	**	**	0.03	(0.02)	**
Net income per basic common share	$2.26	$2.71	$3.26	$2.87	$2.49	(17)	(9)	$11.10	$11.90	(7)
Diluted earnings per common share:(2)
Net income from continuing operations	$2.25	$2.68	$3.22	$2.86	$2.49	(16)	(10)	$11.02	$11.84	(7)
Income (loss) from discontinued operations	—	0.01	0.02	—	(0.01)	**	**	0.03	(0.02)	**
Net income per diluted common share	$2.25	$2.69	$3.24	$2.86	$2.48	(16)	(9)	$11.05	$11.82	(7)
Weighted-average common shares outstanding (in millions):
Basic common shares	460.9	469.5	470.8	469.4	470.0	(2)	(2)	467.6	479.9	(3)
Diluted common shares	463.4	471.8	473.0	471.6	472.7	(2)	(2)	469.9	483.1	(3)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2019 Q4 vs.
	2019	2019	2019	2019	2018	2019	2018
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,129	$4,452	$5,184	$4,572	$4,768	(7)%	(13)%
Interest-bearing deposits and other short-term investments	9,278	12,668	9,927	12,897	8,418	(27)	10
Total cash and cash equivalents	13,407	17,120	15,111	17,469	13,186	(22)	2
Restricted cash for securitization investors	342	417	710	1,969	303	(18)	13
Investment securities:
Securities available for sale	79,213	46,168	45,658	45,888	46,150	72	72
Securities held to maturity	—	33,894	35,475	36,503	36,771	(100)	(100)
Total investment securities	79,213	80,062	81,133	82,391	82,921	(1)	(4)
Loans held for investment:
Unsecuritized loans held for investment	231,992	215,892	211,556	208,591	211,702	7	10
Loans held in consolidated trusts	33,817	33,463	32,904	31,682	34,197	1	(1)
Total loans held for investment	265,809	249,355	244,460	240,273	245,899	7	8
Allowance for loan and lease losses	(7,208)	(7,037)	(7,133)	(7,313)	(7,220)	2	—
Net loans held for investment	258,601	242,318	237,327	232,960	238,679	7	8
Loans held for sale	400	1,245	1,829	905	1,192	(68)	(66)
Premises and equipment, net	4,378	4,311	4,243	4,205	4,191	2	4
Interest receivable	1,758	1,627	1,544	1,615	1,614	8	9
Goodwill	14,653	14,624	14,545	14,546	14,544	—	1
Other assets	17,613	17,086	17,177	17,131	15,908	3	11
Total assets	$390,365	$378,810	$373,619	$373,191	$372,538	3	5

						2019 Q4 vs.
	2019	2019	2019	2019	2018	2019	2018
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Liabilities:
Interest payable	$439	$370	$437	$382	$458	19%	(4)%
Deposits:
Non-interest-bearing deposits	23,488	23,064	23,374	24,908	23,483	2	—
Interest-bearing deposits	239,209	234,084	231,161	230,199	226,281	2	6
Total deposits	262,697	257,148	254,535	255,107	249,764	2	5
Securitized debt obligations	17,808	18,910	16,959	19,273	18,307	(6)	(3)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	314	464	359	335	352	(32)	(11)
Senior and subordinated notes	30,472	30,682	31,822	30,645	30,826	(1)	(1)
Other borrowings	7,103	93	93	105	9,420	**	(25)
Total other debt	37,889	31,239	32,274	31,085	40,598	21	(7)
Other liabilities	13,521	12,908	13,647	13,863	11,743	5	15
Total liabilities	332,354	320,575	317,852	319,710	320,870	4	4

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	32,980	33,826	32,262	32,160	32,040	(3)	3
Retained earnings	40,340	39,476	38,386	37,030	35,875	2	12
Accumulated other comprehensive income (loss)	1,156	453	170	(660)	(1,263)	155	**
Treasury stock, at cost	(16,472)	(15,527)	(15,058)	(15,056)	(14,991)	6	10
Total stockholders’ equity	58,011	58,235	55,767	53,481	51,668	—	12
Total liabilities and stockholders’ equity	$390,365	$378,810	$373,619	$373,191	$372,538	3	5

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $365 million in Q4 2019, $330 million in Q3 2019, $318 million in Q2 2019, $376 million in Q1 2019 and $391 million in Q4 2018 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(3)
On December 2, 2019, we redeemed all outstanding shares of our fixed rate 6.25% non-cumulative perpetual preferred stock Series C and fixed rate 6.70% non-cumulative perpetual preferred stock Series D. The redemption reduced our net income available to common shareholders by $31 million in Q4 2019.

(4)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(5)	Total net revenue margin is calculated based on total net revenue for the period divided by average interest-earning assets for the period.

(6)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(7)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(8)
Return on average common equity is calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(9)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(10)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(11)
Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(12)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(13)
Capital ratios as of the end of Q4 2019 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(14)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(15)
Includes $16 million of net Cybersecurity Incident expenses in Q4 2019, consisting of $23 million of expenses and $7 million of insurance recoveries; and $22 million of net Cybersecurity Incident expenses in Q3 2019, consisting of $49 million of expenses and $27 million of insurance recoveries.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2019 Q4			2019 Q3			2018 Q4
	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$259,855	$6,682	10.29%	$247,419	$6,429	10.39%	$242,534	$6,358	10.49%
Investment securities	79,104	544	2.75	80,762	583	2.88	83,391	627	3.01
Cash equivalents and other	10,191	44	1.70	12,768	63	2.00	8,789	63	2.87
Total interest-earning assets	$349,150	$7,270	8.33	$340,949	$7,075	8.30	$334,714	$7,048	8.42
Interest-bearing liabilities:
Interest-bearing deposits	$236,250	$832	1.41	$232,063	$901	1.55	$222,827	$756	1.36
Securitized debt obligations	18,339	118	2.58	16,750	123	2.94	18,312	138	2.99
Senior and subordinated notes	30,597	236	3.08	31,220	299	3.84	30,831	297	3.86
Other borrowings and liabilities	3,789	18	1.95	2,698	15	2.14	6,123	37	2.43
Total interest-bearing liabilities	$288,975	$1,204	1.67	$282,731	$1,338	1.89	$278,093	$1,228	1.77
Net interest income/spread		$6,066	6.66		$5,737	6.41		$5,820	6.65
Impact of non-interest-bearing funding			0.29			0.32			0.31
Net interest margin			6.95%			6.73%			6.96%

	Year Ended December 31,
	2019			2018
	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$248,552	$25,862	10.41%	$243,371	$24,728	10.16%
Investment securities	81,467	2,411	2.96	79,224	2,211	2.79
Cash equivalents and other	11,491	240	2.08	10,143	237	2.33
Total interest-earning assets	$341,510	$28,513	8.35	$332,738	$27,176	8.17
Interest-bearing liabilities:
Interest-bearing deposits	$231,609	$3,420	1.48	$221,760	$2,598	1.17
Securitized debt obligations	18,020	523	2.90	19,014	496	2.61
Senior and subordinated notes	30,821	1,159	3.76	31,295	1,125	3.60
Other borrowings and liabilities	3,369	71	2.12	4,028	82	2.04
Total interest-bearing liabilities	$283,819	$5,173	1.82	$276,097	$4,301	1.56
Net interest income/spread		$23,340	6.53		$22,875	6.61
Impact of non-interest-bearing funding			0.30			0.26
Net interest margin			6.83%			6.87%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2019 Q4 vs.		Year Ended December 31,
(Dollars in millions, except as noted)	2019 Q4	2019 Q3	2019 Q2	2019 Q1	2018 Q4	2019 Q3	2018 Q4	2019	2018	2019 vs. 2018
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$118,606	$104,664	$102,959	$101,052	$107,350	13%	10%	$118,606	$107,350	10%
International card businesses	9,630	9,017	9,182	8,784	9,011	7	7	9,630	9,011	7
Total credit card	128,236	113,681	112,141	109,836	116,361	13	10	128,236	116,361	10
Consumer banking:
Auto	60,362	59,278	57,556	56,444	56,341	2	7	60,362	56,341	7
Retail banking	2,703	2,737	2,771	2,804	2,864	(1)	(6)	2,703	2,864	(6)
Total consumer banking	63,065	62,015	60,327	59,248	59,205	2	7	63,065	59,205	7
Commercial banking:
Commercial and multifamily real estate	30,245	30,009	29,861	28,984	28,899	1	5	30,245	28,899	5
Commercial and industrial	44,263	43,650	42,125	42,197	41,091	1	8	44,263	41,091	8
Total commercial lending	74,508	73,659	71,986	71,181	69,990	1	6	74,508	69,990	6
Small-ticket commercial real estate	—	—	6	8	343	**	**	—	343	**
Total commercial banking	74,508	73,659	71,992	71,189	70,333	1	6	74,508	70,333	6
Total loans held for investment	$265,809	$249,355	$244,460	$240,273	$245,899	7	8	$265,809	$245,899	8
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$112,965	$103,426	$101,930	$102,667	$103,391	9%	9%	$105,270	$100,832	4%
International card businesses	9,120	8,945	8,868	8,789	8,958	2	2	8,932	8,988	(1)
Total credit card	122,085	112,371	110,798	111,456	112,349	9	9	114,202	109,820	4
Consumer banking:
Auto	59,884	58,517	57,070	56,234	56,469	2	6	57,938	55,610	4
Home loan(1)	—	—	—	—	—	**	**	—	6,266	**
Retail banking	2,712	2,752	2,788	2,831	2,873	(1)	(6)	2,770	3,075	(10)
Total consumer banking	62,596	61,269	59,858	59,065	59,342	2	5	60,708	64,951	(7)
Commercial banking:
Commercial and multifamily real estate	30,173	29,698	29,514	29,034	28,855	2	5	29,608	27,771	7
Commercial and industrial	44,016	42,807	42,476	42,132	40,476	3	9	42,863	39,188	9
Total commercial lending	74,189	72,505	71,990	71,166	69,331	2	7	72,471	66,959	8
Small-ticket commercial real estate	—	2	7	272	349	**	**	69	371	(81)
Total commercial banking	74,189	72,507	71,997	71,438	69,680	2	6	72,540	67,330	8
Other loans	—	—	—	—	—	**	**	—	17	**
Total average loans held for investment	$258,870	$246,147	$242,653	$241,959	$241,371	5	7	$247,450	$242,118	2

						2019 Q4 vs.				Year Ended December 31,
	2019 Q4	2019 Q3	2019 Q2	2019 Q1	2018 Q4	2019 Q3		2018 Q4		2019	2018	2019 vs. 2018
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(2)	4.32%	4.12%	4.86%	5.04%	4.64%	20	bps	(32	)bps	4.58%	4.74%	(16	)bps
International card businesses	4.22	3.78	3.63	3.20	4.22	44		—		3.71	3.19	52
Total credit card	4.31	4.09	4.76	4.90	4.61	22		(30)		4.51	4.62	(11)
Consumer banking:
Auto	1.90	1.60	1.09	1.44	1.98	30		(8)		1.51	1.64	(13)
Retail banking	2.77	2.55	2.42	2.56	2.56	22		21		2.57	2.26	31
Total consumer banking	1.93	1.64	1.15	1.49	2.01	29		(8)		1.56	1.51	5
Commercial banking:
Commercial and multifamily real estate	—	0.02	—	—	(0.01)	(2)		1		—	0.01	(1)
Commercial and industrial	0.60	0.55	0.15	0.13	0.17	5		43		0.36	0.14	22
Total commercial lending	0.36	0.33	0.09	0.08	0.10	3		26		0.22	0.08	14
Total commercial banking	0.35	0.33	0.09	0.08	0.10	2		25		0.22	0.08	14
Total net charge-offs	2.60	2.38	2.48	2.64	2.67	22		(7)		2.53	2.52	1
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card(2)	3.93%	3.71%	3.40%	3.72%	4.04%	22	bps	(11	)bps	3.93%	4.04%	(11	)bps
International card businesses	3.47	3.52	3.40	3.61	3.52	(5)		(5)		3.47	3.52	(5)
Total credit card	3.89	3.69	3.40	3.71	4.00	20		(11)		3.89	4.00	(11)
Consumer banking:
Auto	6.88	6.47	6.10	5.78	6.95	41		(7)		6.88	6.95	(7)
Retail banking	1.02	1.01	0.93	0.84	1.01	1		1		1.02	1.01	1
Total consumer banking	6.63	6.23	5.87	5.55	6.67	40		(4)		6.63	6.67	(4)
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.26%	0.25%	0.25%	0.26%	0.25%	1	bps	1	bps	0.26%	0.25%	1	bps
Total credit card	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Consumer banking:
Auto	0.81	0.73	0.64	0.57	0.80	8		1		0.81	0.80	1
Retail banking	0.87	0.91	1.02	1.10	1.04	(4)		(17)		0.87	1.04	(17)
Total consumer banking	0.81	0.74	0.66	0.59	0.81	7		—		0.81	0.81	—
Commercial banking:
Commercial and multifamily real estate	0.12	0.12	0.14	0.24	0.29	—		(17)		0.12	0.29	(17)
Commercial and industrial	0.93	0.95	0.74	0.71	0.54	(2)		39		0.93	0.54	39
Total commercial lending	0.60	0.61	0.49	0.52	0.44	(1)		16		0.60	0.44	16
Total commercial banking	0.60	0.61	0.50	0.53	0.44	(1)		16		0.60	0.44	16
Total nonperforming loans	0.37	0.37	0.32	0.31	0.33	—		4		0.37	0.33	4
Total nonperforming assets	0.39	0.40	0.34	0.33	0.35	(1)		4		0.39	0.35	4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended December 31, 2019
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for loan and lease losses:
Balance as of September 30, 2019	$4,870	$400	$5,270	$952	$55	$1,007	$760	$7,037
Charge-offs	(1,554)	(133)	(1,687)	(511)	(23)	(534)	(72)	(2,293)
Recoveries	335	38	373	227	4	231	6	610
Net charge-offs	(1,219)	(95)	(1,314)	(284)	(19)	(303)	(66)	(1,683)
Provision for loan and lease losses	1,346	75	1,421	316	18	334	81	1,836
Allowance build (release) for loan and lease losses	127	(20)	107	32	(1)	31	15	153
Other changes(5)	—	18	18	—	—	—	—	18
Balance as of December 31, 2019	4,997	398	5,395	984	54	1,038	775	7,208
Reserve for unfunded lending commitments:
Balance as of September 30, 2019	—	—	—	—	4	4	149	153
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	1	1	(19)	(18)
Balance as of December 31, 2019	—	—	—	—	5	5	130	135
Combined allowance and reserve as of December 31, 2019	$4,997	$398	$5,395	$984	$59	$1,043	$905	$7,343

	Year Ended December 31, 2019
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for loan and lease losses:
Balance as of December 31, 2018	$5,144	$391	$5,535	$990	$58	$1,048	$637	$7,220
Charge-offs	(6,189)	(522)	(6,711)	(1,829)	(88)	(1,917)	(181)	(8,809)
Recoveries	1,371	191	1,562	953	17	970	25	2,557
Net charge-offs	(4,818)	(331)	(5,149)	(876)	(71)	(947)	(156)	(6,252)
Provision for loan and lease losses	4,671	321	4,992	870	67	937	294	6,223
Allowance build (release) for loan and lease losses	(147)	(10)	(157)	(6)	(4)	(10)	138	(29)
Other changes(5)	—	17	17	—	—	—	—	17
Balance as of December 31, 2019	4,997	398	5,395	984	54	1,038	775	7,208
Reserve for unfunded lending commitments:
Balance as of December 31, 2018	—	—	—	—	4	4	118	122
Provision for losses on unfunded lending commitments	—	—	—	—	1	1	12	13
Balance as of December 31, 2019	—	—	—	—	5	5	130	135
Combined allowance and reserve as of December 31, 2019	$4,997	$398	$5,395	$984	$59	$1,043	$905	$7,343

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended December 31, 2019					Year Ended December 31, 2019
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income	$3,794	$1,662	$494	$116	$6,066	$14,461	$6,732	$1,983	$164	$23,340
Non-interest income (loss)	1,030	152	223	(44)	1,361	3,888	643	831	(109)	5,253
Total net revenue	4,824	1,814	717	72	7,427	18,349	7,375	2,814	55	28,593
Provision for credit losses	1,421	335	62	—	1,818	4,992	938	306	—	6,236
Non-interest expense	2,487	1,110	441	123	4,161	9,271	4,091	1,699	422	15,483
Income (loss) from continuing operations before income taxes	916	369	214	(51)	1,448	4,086	2,346	809	(367)	6,874
Income tax provision (benefit)	212	86	50	(78)	270	959	547	188	(353)	1,341
Income (loss) from continuing operations, net of tax	$704	$283	$164	$27	$1,178	$3,127	$1,799	$621	$(14)	$5,533

	Three Months Ended September 30, 2019
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income	$3,546	$1,682	$486	$23	$5,737
Non-interest income (loss)	870	165	221	(34)	1,222
Total net revenue (loss)	4,416	1,847	707	(11)	6,959
Provision for credit losses	1,087	203	93	—	1,383
Non-interest expense	2,360	985	414	113	3,872
Income (loss) from continuing operations before income taxes	969	659	200	(124)	1,704
Income tax provision (benefit)	235	154	46	(60)	375
Income (loss) from continuing operations, net of tax	$734	$505	$154	$(64)	$1,329

	Three Months Ended December 31, 2018					Year Ended December 31, 2018
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income	$3,617	$1,689	$508	$6	$5,820	$14,167	$6,549	$2,044	$115	$22,875
Non-interest income (loss)	886	159	159	(11)	1,193	3,520	663	744	274	5,201
Total net revenue (loss)	4,503	1,848	667	(5)	7,013	17,687	7,212	2,788	389	28,076
Provision (benefit) for credit losses	1,326	303	9	—	1,638	4,984	838	83	(49)	5,856
Non-interest expense	2,496	1,085	434	117	4,132	8,542	4,027	1,654	679	14,902
Income (loss) from continuing operations before income taxes	681	460	224	(122)	1,243	4,161	2,347	1,051	(241)	7,318
Income tax provision (benefit)	160	107	52	(340)	(21)	970	547	245	(469)	1,293
Income from continuing operations, net of tax	$521	$353	$172	$218	$1,264	$3,191	$1,800	$806	$228	$6,025

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2019 Q4 vs.				Year Ended December 31,
	2019	2019	2019	2019	2018	2019		2018				2019 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2019	2018	2018
Credit Card
Earnings:
Net interest income	$3,794	$3,546	$3,531	$3,590	$3,617	7%		5%		$14,461	$14,167	2%
Non-interest income	1,030	870	1,038	950	886	18		16		3,888	3,520	10
Total net revenue	4,824	4,416	4,569	4,540	4,503	9		7		18,349	17,687	4
Provision for credit losses	1,421	1,087	1,095	1,389	1,326	31		7		4,992	4,984	—
Non-interest expense	2,487	2,360	2,253	2,171	2,496	5		—		9,271	8,542	9
Income from continuing operations before income taxes	916	969	1,221	980	681	(5)		35		4,086	4,161	(2)
Income tax provision	212	235	283	229	160	(10)		33		959	970	(1)
Income from continuing operations, net of tax	$704	$734	$938	$751	$521	(4)		35		$3,127	$3,191	(2)
Selected performance metrics:
Period-end loans held for investment	$128,236	$113,681	$112,141	$109,836	$116,361	13		10		$128,236	$116,361	10
Average loans held for investment	122,085	112,371	110,798	111,456	112,349	9		9		114,202	109,820	4
Average yield on loans held for investment(8)	15.02%	15.55%	15.66%	15.77%	15.63%	(53	)bps	(61	)bps	15.49%	15.43%	6	bps
Total net revenue margin(9)	15.80	15.72	16.50	16.29	16.03	8		(23)		16.07	16.11	(4)
Net charge-off rate	4.31	4.09	4.76	4.90	4.61	22		(30)		4.51	4.62	(11)
30+ day performing delinquency rate	3.89	3.69	3.40	3.71	4.00	20		(11)		3.89	4.00	(11)
30+ day delinquency rate	3.91	3.71	3.42	3.72	4.01	20		(10)		3.91	4.01	(10)
Nonperforming loan rate(3)	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Purchase volume(10)	$116,631	$108,034	$106,903	$93,197	$105,696	8%		10%		$424,765	$387,102	10%

						2019 Q4 vs.				Year Ended December 31,
	2019	2019	2019	2019	2018	2019		2018				2019 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2019	2018	2018
Domestic Card
Earnings:
Net interest income	$3,473	$3,299	$3,220	$3,273	$3,309	5%		5%		$13,265	$12,926	3%
Non-interest income	962	878	971	873	828	10		16		3,684	3,239	14
Total net revenue	4,435	4,177	4,191	4,146	4,137	6		7		16,949	16,165	5
Provision for credit losses	1,346	1,010	1,024	1,291	1,229	33		10		4,671	4,653	—
Non-interest expense	2,249	2,076	2,034	1,949	2,216	8		1		8,308	7,621	9
Income from continuing operations before income taxes	840	1,091	1,133	906	692	(23)		21		3,970	3,891	2
Income tax provision	196	254	264	211	162	(23)		21		925	907	2
Income from continuing operations, net of tax	$644	$837	$869	$695	$530	(23)		22		$3,045	$2,984	2
Selected performance metrics:
Period-end loans held for investment	$118,606	$104,664	$102,959	$101,052	$107,350	13		10		$118,606	$107,350	10
Average loans held for investment	112,965	103,426	101,930	102,667	103,391	9		9		105,270	100,832	4
Average yield on loans held for investment(8)	14.91%	15.74%	15.60%	15.69%	15.58%	(83	)bps	(67	)bps	15.47%	15.36%	11	bps
Total net revenue margin(9)	15.70	16.15	16.45	16.15	16.01	(45)		(31)		16.10	16.03	7
Net charge-off rate(2)	4.32	4.12	4.86	5.04	4.64	20		(32)		4.58	4.74	(16)
30+ day performing delinquency rate(2)	3.93	3.71	3.40	3.72	4.04	22		(11)		3.93	4.04	(11)
Purchase volume(10)	$107,154	$99,087	$98,052	$85,738	$96,818	8%		11%		$390,032	$354,158	10%
Refreshed FICO scores:(11)
Greater than 660	67%	68%	68%	66%	67%	(1)		—		67%	67%	—
660 or below	33	32	32	34	33	1		—		33	33	—
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2019 Q4 vs.				Year Ended December 31,
	2019	2019	2019	2019	2018	2019		2018				2019 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2019	2018	2018
Consumer Banking
Earnings:
Net interest income	$1,662	$1,682	$1,709	$1,679	$1,689	(1)%		(2)%		$6,732	$6,549	3%
Non-interest income	152	165	166	160	159	(8)		(4)		643	663	(3)
Total net revenue	1,814	1,847	1,875	1,839	1,848	(2)		(2)		7,375	7,212	2
Provision for credit losses	335	203	165	235	303	65		11		938	838	12
Non-interest expense	1,110	985	1,002	994	1,085	13		2		4,091	4,027	2
Income from continuing operations before income taxes	369	659	708	610	460	(44)		(20)		2,346	2,347	—
Income tax provision	86	154	165	142	107	(44)		(20)		547	547	—
Income from continuing operations, net of tax	$283	$505	$543	$468	$353	(44)		(20)		$1,799	$1,800	—
Selected performance metrics:
Period-end loans held for investment(1)	$63,065	$62,015	$60,327	$59,248	$59,205	2		7		$63,065	$59,205	7
Average loans held for investment(1)	62,596	61,269	59,858	59,065	59,342	2		5		60,708	64,951	(7)
Average yield on loans held for investment(8)	8.51%	8.47%	8.36%	8.15%	8.14%	4	bps	37	bps	8.37%	7.54%	83	bps
Auto loan originations	$7,527	$8,175	$7,327	$6,222	$5,932	(8)%		27%		$29,251	$26,276	11%
Period-end deposits	213,099	206,423	205,220	205,439	198,607	3		7		213,099	198,607	7
Average deposits	209,783	204,933	204,164	201,072	196,348	2		7		205,012	193,053	6
Average deposits interest rate	1.20%	1.31%	1.26%	1.18%	1.10%	(11	)bps	10	bps	1.24%	0.95%	29	bps
Net charge-off rate	1.93	1.64	1.15	1.49	2.01	29		(8)		1.56	1.51	5
30+ day performing delinquency rate	6.63	6.23	5.87	5.55	6.67	40		(4)		6.63	6.67	(4)
30+ day delinquency rate	7.34	6.86	6.41	6.02	7.36	48		(2)		7.34	7.36	(2)
Nonperforming loan rate(3)	0.81	0.74	0.66	0.59	0.81	7		—		0.81	0.81	—
Nonperforming asset rate(4)	0.91	0.83	0.75	0.68	0.90	8		1		0.91	0.90	1
Auto—At origination FICO scores:(12)
Greater than 660	48%	48%	49%	49%	50%	—		(2)%		48%	50%	(2)%
621 - 660	20	20	19	19	19	—		1		20	19	1
620 or below	32	32	32	32	31	—		1		32	31	1
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2019 Q4 vs.				Year Ended December 31,
	2019	2019	2019	2019	2018	2019		2018				2019 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2019	2018	2018
Commercial Banking
Earnings:
Net interest income	$494	$486	$514	$489	$508	2%		(3)%		$1,983	$2,044	(3)%
Non-interest income	223	221	200	187	159	1		40		831	744	12
Total net revenue(6)(7)	717	707	714	676	667	1		7		2,814	2,788	1
Provision for credit losses	62	93	82	69	9	(33)		**		306	83	**
Non-interest expense	441	414	427	417	434	7		2		1,699	1,654	3
Income from continuing operations before income taxes	214	200	205	190	224	7		(4)		809	1,051	(23)
Income tax provision	50	46	48	44	52	9		(4)		188	245	(23)
Income from continuing operations, net of tax	$164	$154	$157	$146	$172	6		(5)		$621	$806	(23)
Selected performance metrics:
Period-end loans held for investment	$74,508	$73,659	$71,992	$71,189	$70,333	1		6		$74,508	$70,333	6
Average loans held for investment	74,189	72,507	71,997	71,438	69,680	2		6		72,540	67,330	8
Average yield on loans held for investment(6)(8)	4.22%	4.45%	4.75%	4.62%	4.67%	(23	)bps	(45	)bps	4.51%	4.46%	5	bps
Period-end deposits	$32,134	$30,923	$30,761	$31,248	$29,480	4%		9%		$32,134	$29,480	9%
Average deposits	32,034	30,693	31,364	30,816	30,680	4		4		31,229	32,175	(3)
Average deposits interest rate	1.10%	1.25%	1.28%	1.11%	0.95%	(15	)bps	15	bps	1.18%	0.72%	46	bps
Net charge-off rate	0.35	0.33	0.09	0.08	0.10	2		25		0.22	0.08	14
Nonperforming loan rate(3)	0.60	0.61	0.50	0.53	0.44	(1)		16		0.60	0.44	16
Nonperforming asset rate(4)	0.60	0.61	0.50	0.53	0.45	(1)		15		0.60	0.45	15
Risk category:(13)
Noncriticized	$71,848	$71,144	$69,390	$68,594	$68,043	1%		6%		$71,848	$68,043	6%
Criticized performing	2,181	2,035	2,211	2,094	1,848	7		18		2,181	1,848	18
Criticized nonperforming	448	449	360	378	312	—		44		448	312	44
PCI loans	31	31	31	123	130	—		(76)		31	130	(76)
Total commercial banking loans	$74,508	$73,659	$71,992	$71,189	$70,333	1		6		$74,508	$70,333	6
Risk category as a percentage of period-end loans held for investment:(13)
Noncriticized	96.5%	96.6%	96.4%	96.4%	96.8%	(10	)bps	(30	)bps	96.5%	96.8%	(30	)bps
Criticized performing	2.9	2.8	3.1	2.9	2.6	10		30		2.9	2.6	30
Criticized nonperforming	0.6	0.6	0.5	0.5	0.4	—		20		0.6	0.4	20
PCI loans	—	—	—	0.2	0.2	—		(20)		—	0.2	(20)
Total commercial banking loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2019 Q4 vs.		Year Ended December 31,
	2019	2019	2019	2019	2018	2019	2018			2019 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2019	2018	2018
Other
Earnings:
Net interest income (loss)	$116	$23	$(8)	$33	$6	**	**	$164	$115	43%
Non-interest income (loss)(1)	(44)	(34)	(26)	(5)	(11)	29%	**	(109)	274	**
Total net revenue (loss)(6)(7)	72	(11)	(34)	28	(5)	**	**	55	389	(86)
Benefit for credit losses(1)	—	—	—	—	—	**	**	—	(49)	**
Non-interest expense(14)(15)	123	113	97	89	117	9	5%	422	679	(38)
Loss from continuing operations before income taxes	(51)	(124)	(131)	(61)	(122)	(59)	(58)	(367)	(241)	52
Income tax benefit	(78)	(60)	(109)	(106)	(340)	30	(77)	(353)	(469)	(25)
Income (loss) from continuing operations, net of tax	$27	$(64)	$(22)	$45	$218	**	(88)	$(14)	$228	**
Selected performance metrics:
Period-end deposits	$17,464	$19,802	$18,554	$18,420	$21,677	(12)	(19)	$17,464	$21,677	(19)
Average deposits	18,223	19,456	18,106	19,522	20,635	(6)	(12)	18,824	21,889	(14)
Total
Earnings:
Net interest income	$6,066	$5,737	$5,746	$5,791	$5,820	6%	4%	$23,340	$22,875	2%
Non-interest income	1,361	1,222	1,378	1,292	1,193	11	14	5,253	5,201	1
Total net revenue	7,427	6,959	7,124	7,083	7,013	7	6	28,593	28,076	2
Provision for credit losses	1,818	1,383	1,342	1,693	1,638	31	11	6,236	5,856	6
Non-interest expense	4,161	3,872	3,779	3,671	4,132	7	1	15,483	14,902	4
Income from continuing operations before income taxes	1,448	1,704	2,003	1,719	1,243	(15)	16	6,874	7,318	(6)
Income tax provision (benefit)	270	375	387	309	(21)	(28)	**	1,341	1,293	4
Income from continuing operations, net of tax	$1,178	$1,329	$1,616	$1,410	$1,264	(11)	(7)	$5,533	$6,025	(8)
Selected performance metrics:
Period-end loans held for investment	$265,809	$249,355	$244,460	$240,273	$245,899	7	8	$265,809	$245,899	8
Average loans held for investment	258,870	246,147	242,653	241,959	241,371	5	7	247,450	242,118	2
Period-end deposits	262,697	257,148	254,535	255,107	249,764	2	5	262,697	249,764	5
Average deposits	260,040	255,082	253,634	251,410	247,663	2	5	255,065	247,117	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)	In 2018, we sold all of our consumer home loan portfolio and recognized a net gain of approximately $499 million in the Other category, including a benefit for credit losses of $46 million.

(2)
On October 11, 2019, we completed the acquisition of the existing portfolio of Walmart’s cobrand and private label credit card receivables. This acquisition reduced the domestic credit card net charge-off rates by 29 basis points for the fourth quarter and 8 basis points for the year ended December 31, 2019, and increased the domestic credit card 30+ day performing delinquency rate by 17 basis points as of December 31, 2019.

(3)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(4)
Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.

(5)	Represents foreign currency translation adjustments.

(6)
Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.

(7)
In the first quarter of 2019, we made a change in how revenue is measured in our Commercial Banking business by revising the allocation of tax benefits on certain tax-advantaged investments. As such, prior period results have been recast to conform with the current period presentation. The result of this measurement change reduced the previously reported total net revenue in our Commercial Banking business by $20 million and $108 million for the fourth quarter and year ended December 31, 2018, with an offsetting increase in the Other category.

(8)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(9)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(10)	Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.

(11)
Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(12)
Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(13)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(14)	Includes charges incurred as a result of restructuring activities.

(15)
Includes $16 million of net Cybersecurity Incident expenses in Q4 2019, consisting of $23 million of expenses and $7 million of insurance recoveries; and $22 million of net Cybersecurity Incident expenses in Q3 2019, consisting of $49 million of expenses and $27 million of insurance recoveries.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Regulatory Capital Metrics
Common equity excluding AOCI	$52,001	$51,959	$51,236	$49,781	$48,570
Adjustments:
AOCI(2)	1,156	453	170	(660)	(1,263)
Goodwill, net of related deferred tax liabilities	(14,465)	(14,439)	(14,365)	(14,369)	(14,373)
Intangible assets, net of related deferred tax liabilities	(170)	(180)	(194)	(223)	(254)
Other	(360)	(588)	(401)	113	391
Common equity Tier 1 capital	$38,162	$37,205	$36,446	$34,642	$33,071
Tier 1 capital	$43,015	$43,028	$40,806	$39,002	$37,431
Total capital(3)	50,350	50,174	47,919	46,042	44,645
Risk-weighted assets	313,308	298,130	295,255	291,483	294,950
Adjusted average assets(4)	368,511	360,266	356,518	355,781	350,606
Capital Ratios
Common equity Tier 1 capital(5)	12.2%	12.5%	12.3%	11.9%	11.2%
Tier 1 capital(6)	13.7	14.4	13.8	13.4	12.7
Total capital(7)	16.1	16.8	16.2	15.8	15.1
Tier 1 leverage(4)	11.7	11.9	11.4	11.0	10.7
Tangible common equity (“TCE”)(8)	10.2	10.3	10.2	9.6	9.1

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	Three Months Ended				Nine Months Ended				Year Ended
	December 31, 2019				September 30, 2019				December 31, 2019
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results
Selected income statement data:
Net interest income	$6,066	—		$6,066	$17,274	$67		$17,341	$23,340	$67		$23,407
Non-interest income	1,361	—		1,361	3,892	74		3,966	5,253	74		5,327
Total net revenue	7,427	—		7,427	21,166	141		21,307	28,593	141		28,734
Provision for credit losses	1,818	$(84)		1,734	4,418	—		4,418	6,236	(84)		6,152
Non-interest expense	4,161	(64)		4,097	11,322	(284)		11,038	15,483	(348)		15,135
Income from continuing operations before income taxes	1,448	148		1,596	5,426	425		5,851	6,874	573		7,447
Income tax provision	270	35		305	1,071	46		1,117	1,341	81		1,422
Income from continuing operations, net of tax	1,178	113		1,291	4,355	379		4,734	5,533	492		6,025
Income (loss) from discontinued operations, net of tax	(2)	—		(2)	15	—		15	13	—		13
Net income	1,176	113		1,289	4,370	379		4,749	5,546	492		6,038
Dividends and undistributed earnings allocated to participating securities(11)	(7)	(1)		(8)	(34)	(3)		(37)	(41)	(3)		(44)
Preferred stock dividends	(97)	—		(97)	(185)	—		(185)	(282)	—		(282)
Issuance cost for redeemed preferred stock	(31)	—		(31)	—	—		—	(31)	—		(31)
Net income available to common stockholders	$1,041	$112		$1,153	$4,151	$376		$4,527	$5,192	$489		$5,681
Selected performance metrics:
Diluted EPS(11)	$2.25	$0.24		$2.49	$8.79	$0.80		$9.59	$11.05	$1.04		$12.09
Efficiency ratio	56.03%	(87	)bps	55.16%	53.49%	(169	)bps	51.80%	54.15%	(148	)bps	52.67%
Operating efficiency ratio	46.47	(87)		45.60	46.10	(164)		44.46	46.20	(144)		44.76

	Three Months Ended				Nine Months Ended				Year Ended
	December 31, 2018				September 30, 2018				December 31, 2018
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results
Selected income statement data:
Net interest income	$5,820	$6		$5,826	$17,055	$26		$17,081	$22,875	$32		$22,907
Non-interest income	1,193	(64)		1,129	4,008	(514)		3,494	5,201	(578)		4,623
Total net revenue	7,013	(58)		6,955	21,063	(488)		20,575	28,076	(546)		27,530
Provision for credit losses	1,638	—		1,638	4,218	48		4,266	5,856	48		5,904
Non-interest expense	4,132	(34)		4,098	10,770	(248)		10,522	14,902	(282)		14,620
Income from continuing operations before income taxes	1,243	(24)		1,219	6,075	(288)		5,787	7,318	(312)		7,006
Income tax provision (benefit)	(21)	266		245	1,314	(121)		1,193	1,293	145		1,438
Income from continuing operations, net of tax	1,264	(290)		974	4,761	(167)		4,594	6,025	(457)		5,568
Income (loss) from discontinued operations, net of tax	(3)	—		(3)	(7)	—		(7)	(10)	—		(10)
Net income	1,261	(290)		971	4,754	(167)		4,587	6,015	(457)		5,558
Dividends and undistributed earnings allocated to participating securities(11)	(9)	2		(7)	(32)	1		(31)	(40)	3		(37)
Preferred stock dividends	(80)	—		(80)	(185)	—		(185)	(265)	—		(265)
Net income available to common stockholders	$1,172	$(288)		$884	$4,537	$(166)		$4,371	$5,710	$(454)		$5,256
Selected performance metrics:
Diluted EPS(11)	$2.48	$(0.61)		$1.87	$9.32	$(0.34)		$8.98	$11.82	$(0.94)		$10.88
Efficiency ratio	58.92%	—		58.92%	51.13%	1	bps	51.14%	53.08%	3	bps	53.11%
Operating efficiency ratio	47.07	(10	)bps	46.97	44.76	(15)		44.61	45.33	(12)		45.21

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2019	2019	2019	2018	2018
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Tangible Common Equity (Period-End)
Stockholders’ equity	$58,011	$58,235	$55,767	$53,481	$51,668
Goodwill and intangible assets(12)	(14,932)	(14,940)	(14,886)	(14,904)	(14,941)
Noncumulative perpetual preferred stock	(4,853)	(5,823)	(4,360)	(4,360)	(4,360)
Tangible common equity	$38,226	$37,472	$36,521	$34,217	$32,367
Tangible Common Equity (Average)
Stockholders’ equity	$58,148	$57,245	$54,570	$52,720	$51,114
Goodwill and intangible assets(12)	(14,967)	(14,908)	(14,900)	(14,932)	(14,953)
Noncumulative perpetual preferred stock	(5,506)	(4,678)	(4,360)	(4,360)	(4,360)
Tangible common equity	$37,675	$37,659	$35,310	$33,428	$31,801
Tangible Assets (Period-End)
Total assets	$390,365	$378,810	$373,619	$373,191	$372,538
Goodwill and intangible assets(12)	(14,932)	(14,940)	(14,886)	(14,904)	(14,941)
Tangible assets	$375,433	$363,870	$358,733	$358,287	$357,597
Tangible Assets (Average)
Total assets	$383,162	$374,905	$371,095	$370,394	$365,243
Goodwill and intangible assets(12)	(14,967)	(14,908)	(14,900)	(14,932)	(14,953)
Tangible assets	$368,195	$359,997	$356,195	$355,462	$350,290
__________

(1)	Regulatory capital metrics and capital ratios as of December 31, 2019 are preliminary and therefore subject to change.

(2)	Amounts presented are net of tax.

(3)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(4)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(5)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(6)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(7)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(8)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(9)	The adjustments in 2019 consist of:

	Three Months Ended	Nine Months Ended	Year Ended
(Dollars in millions)	December 31, 2019	September 30, 2019	December 31, 2019
Initial allowance build on acquired Walmart portfolio	$84	—	$84
Walmart launch and related integration expenses	48	$163	211
Cybersecurity Incident expenses, net of insurance	16	22	38
U.K. Payment Protection Insurance customer refund reserve build (“U.K. PPI Reserve”)	—	212	212
Restructuring charges	—	28	28
Total	148	425	573
Income tax provision	35	46	81
Net income	$113	$379	$492

(10)	The adjustments in 2018 consist of:

	Three Months Ended	Nine Months Ended	Year Ended
(Dollars in millions)	December 31, 2018	September 30, 2018	December 31, 2018
Net gains on the sales of exited businesses	$(74)	$(541)	$(615)
Benefit as a result of tax methodology change on rewards costs	(284)	—	(284)
Legal reserve build	—	170	170
U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”)	50	49	99
Restructuring charges	—	34	34
Total	(308)	(288)	(596)
Income tax provision	18	121	139
Net income	$(290)	$(167)	$(457)

(11)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.

(12)	Includes impact of related deferred taxes.